Exhibit 99.2

 NASDAQ: FBMS  Acquisition of 7 Mississippi Branches fromCadence Bancorporation / BancorpSouth BankSeptember 2, 2021  25518788

 Caution Regarding Forward Looking Statements   This presentation and certain of our other filings of The First Bancshares, Inc. (the “Company” or “FBMS”) with the Securities and Exchange Commission contain statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; (10) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; (12) the possibility that the proposed transaction will not close when expected or at all because required regulatory approval are not received or other conditions to the closing are not satisfied on a timely basis or at all; (13) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from the integration of customers or as a result of the strength of the economy and competitive factors in the areas where the Company does business; (14) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.   2  25518788

Transaction Rationale

STRATEGIC RATIONALE	▪ Advances strategy of building a regional community bank across the Southeast ▪ Strong pro forma deposit market share in Mississippi's Golden Triangle ▪ Low-cost deposits strengthen established funding base ▪ Opportunities to expand relationships with existing customers
FINANCIAL RATIONALE	▪ Attractive pricing: • $1.0 million aggregate / ~0.22% deposit premium ▪ Approximately $6 billion in pro forma total assets at closing ▪ Immediate, mid-to-high single-digit EPS accretion ▪ Minimal TBV dilution with an earnback of less than one year ▪ Pro forma capital ratios remain strong; no new capital needed
RISK MITIGATION	▪ In-state transaction; market familiarity ▪ On-site meetings with all branch personnel in connection with public announcement and the establishment of an employee retention fund ▪ Acquired loans represent less than 1.5% of FBMS' current loan balance ▪ FBMS may put back any loan to the seller within 180 days of close ▪ FBMS management experienced in acquisitions - completing 11 acquisitions since 2012

Source: S&P Global Market Intelligence; Company Documents

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Expansion into Mississippi's Golden Triangle

Pro Forma Footprint


Huntsville
Birmingham
Atlanta
AL
MS
Shreveport
Jackson
Montgomery
Columbus
GA
LA
Hattiesburg
Mobile
Albany
Moultrie
Valdosta
Baton Rouge
Destin
Pensacola
Tallahassee
Jacksonville
New Orleans
Panama City Beach
FL
FBMS Branch (82)
FBMS LPO (2)
Acquired Branches (7)
Aberdeen
Monroe
Clay
West Point
Columbus
Starkville
Lowndes
Oktibbeha

Acquisition Highlights

- Branches: **7**
- Total Deposits: **~$451 Million**
- Number of Deposit Accounts: **~17,500**
- Average Cost of Deposits: **0.22%**
- Average Non-Time Deposit Account Tenure: **15 Years**
- Gross Loans: **~$42 Million**
- Average Loan Yield: **3.82%**
- Current Branch Personnel: **26**

Note: Deposit data as of June 30, 2021
Source: S&P Global Market Intelligence and Company Documents

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Market Overview: Golden Triangle

Market Highlights

- Starkville is home to Mississippi State University, the largest university in the state with an enrollment of just under 23,000 and approximately 6,000 employees
- Starkville is ranked a Top 10 location in the South for emerging growth companies
- OCH Regional Medical Center in Starkville is a regional medical care hub
- Immediate proximity to Columbus Air Force Base, one of the USAF's busiest airfields, where ~1/3 of all pilots train

Top Employers



FBMS Franchise Overview

	Market	Number of Branches	Deposits ($000)	Market Share (%) | Rank
1	Gulfport-Biloxi, MS	11	702,490	9.8 | 2
2	Tallahassee, FL	7	488,480	5.3 | 8
3	**Golden Triangle, MS (1)**	**7**	**451,158**	**18.2 | 2**
4	Mobile, AL	10	396,611	4.5 | 8
5	Crestview-Fort Walton Beach-Destin, FL	5	364,173	5.7 | 8
6	Daphne-Fairhope-Foley, AL	7	352,950	6.5 | 5
7	Hattiesburg, MS	5	331,346	8.7 | 5
8	Baton Rouge, LA	11	271,994	1.1 | 12
9	Hammond, LA	4	262,045	11.4 | 3
10	Moultrie, GA	2	253,830	29.6 | 2
11	Laurel, MS	1	198,396	11.4 | 6
12	Valdosta, GA	3	134,749	4.8 | 10
13	Pensacola-Ferry Pass-Brent, FL	5	106,659	1.4 | 14
14	New Orleans-Metairie, LA	4	85,117	0.2 | 24
15	Albany, GA	1	77,299	2.9 | 11

Projected Household Income Growth



FBMS Current
5.4%
Mississippi
6.7%
Golden Triangle
8.1%

Note: Legacy deposit data for FBMS as of June 30, 2020; FBMS and Golden Triangle demographic data weighted by deposits; Projected growth for the period 2021 - 2026
(1) Golden Triangle aggregate of Starkville MSA, West Point MSA and Monroe County (Aberdeen); Acquired deposit data as of June 30, 2021
Source: S&P Global Market Intelligence, Air Force, Zippia, Mississippi State University; Greater Starkville Development Partnership and Company Documents

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Note: FDIC deposit data as of June 30, 2020; Acquired branch data as of June 30, 2021(1) Pro forma for the pending BXS-CADE MOE and announced branch sale to FBMSSource: S&P Global Market Intelligence and Company Documents   Pro Forma Deposit Market Share  6  25518788  Leading pro forma deposit market share in Golden Triangle at a low cost of entry#8 pro forma deposit market share in Mississippi

 Note: Deposit composition data by type as of June 30, 2021; Deposit data by state as of June 30th for each period shown(1) FBMS deposits without reclassification; At June 30, 2021, $711.7 million in noninterest deposit balances and $837.9 million in NOW deposit accounts were reclassified as money market accounts(2) Pro forma for branch acquisition and excluding purchase accounting adjustmentsSource: S&P Global Market Intelligence and Company Documents   Pro Forma Deposit Mix  25518788  2015 Deposits by State  2020 Loans by State  2009 Deposits by State  Pro Forma Deposits by State (2)  Total Deposits: $391.1 million  Total Deposits: $962.1 million  Total Deposits: $4.2 billion  Total Deposits: $5.1 billion  7  Pro Forma  Acquiring  (1)

 NASDAQ: FBMS  The First Bancshares, Inc.6480 Hwy 98 WestHattiesburg, MS 39402www.TheFirstBank.com   25518788